Cash segregated as deposits	12 Months Ended
Mar. 31, 2026
Cash segregated as deposits [Abstract]
Cash segregated as deposits	Cash segregated as deposits
Cash segregated as deposits represents separately managed cash deposited by customers. The balances of cash segregated as deposits as of March 31, 2025 and 2026 were ¥51,655 million and ¥50,024 million, respectively, which were less than the corresponding liability of “Deposits received” in the consolidated statements of financial position of ¥50,911 million and ¥49,814 million as of March 31, 2025 and 2026, respectively, because it generally takes several days to deposit/withdraw the funds received from customers in the trust account, while the Company recognizes the entire amount of the deposits as liabilities immediately after the cash transactions.